Exhibit 10.12

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SIXTH AMENDMENT TO

EXCLUSIVE DISTRIBUTION AGREEMENT

This Sixth Amendment (this “Sixth Amendment”) to the Exclusive Distribution Agreement is entered into as of the date of the last signature below (the “Sixth Amendment Effective Date”) by and between RTI Surgical, Inc. (f/k/a RTI Biologics, Inc.), a Delaware corporation (“RTI”), and Biomet 3i, LLC, a Florida limited liability company (“Biomet 3i”).

Recitals

A. Zimmer Dental, Inc. and RTI entered into an Exclusive Distribution Agreement on September 30, 2010, as subsequently amended by the First Amendment dated September 27, 2011, the Second Amendment dated January 15, 2014, that certain Letter Amendment dated December 30, 2013, the Third Amendment dated December 31, 2013, and the Fifth Amendment dated October 11, 2017 (collectively, the “Agreement”).

B. Effective January 1, 2016, Zimmer Dental, Inc. assigned the Agreement to its Affiliate, Biomet 3i.

C. Biomet 3i and RTI desire to amend the Agreement as set forth in this Sixth Amendment.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery of this Sixth Amendment, Biomet 3i and RTI agree as follows:

1. Defined Terms. Certain capitalized terms used in this Sixth Amendment are defined on Annex 6.1 attached to this Sixth Amendment, and Section 1.1(a) of the Agreement is hereby amended to include such defined terms. The defined term “Zimmer” as used throughout the Agreement is hereby amended and replaced with “Biomet 3i.” Unless otherwise defined in this Sixth Amendment (including its Annexes), capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

2. Firm Orders. Section 3.2 of the Agreement is hereby amended and replaced in its entirety with the following:

“Firm Orders. On or before the fifth (5th) Business Day of each month, Biomet 3i shall place (a) binding firm tissue transfer orders with RTI for the Implants covering at least the first [****] of Biomet 3i’s Rolling Forecast, with requested delivery dates no less than the lead times set forth on Exhibit A for the applicable Implants (each, a “Forecasted Firm Order”), and (b) a blanket tissue transfer order for [****]1 2. In the event that there is a discrepancy between the

[1]	[****]
[2]	[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

submitted Rolling Forecast and the Forecasted Firm Order for the first [****] of the Rolling Forecast, the Forecasted Firm Order will supersede the Rolling Forecast. Orders for months contained in a Forecasted Firm Order that roll over into the following month’s Forecasted Firm Order will not change. RTI shall accept all Forecasted Firm Orders placed by Biomet 3i and provide a written confirmation of its acceptance within five (5) Business Days after receipt of the Forecasted Firm Order. If any Firm Order (as defined below) or confirmation conflicts with any term in this Agreement, the term in this Agreement shall govern and control.”

3. Minimum Order Volume. Section 3.9 of the Agreement is hereby amended as follows:

(A) The Minimum Requirement for each of calendar years 2018 and 2019 is $[****].

(B) The Minimum Requirement for each calendar year from 2020 through 2024 shall be [****].

(C) The first sentence of Section 3.9 is hereby amended and replaced in its entirety with the following:

“The exclusive Distribution rights for the Implants granted under this Agreement shall become non-exclusive at the option of RTI in the event that Biomet 3i fails to submit, with respect to the calendar years set forth below, Qualifying Firm Orders for the Implants with aggregate Fees in the minimum amounts set forth in the following schedule (“Minimum Requirements”):”

(D) Section 3.9(c) is hereby amended and replaced in its entirety with the following:

“(c) Carry-forward of Excess Fees. In the event that the aggregate Fees for Biomet 3i’s Qualifying Firm Orders with respect to any calendar year exceed the applicable Minimum Requirement for such calendar year by more than [****], Biomet 3i shall have the right to carry forward and apply the excess Fees to the immediately subsequent calendar year for purposes of determining Biomet 3i’s compliance with the Minimum Requirements for the subsequent calendar year. Excess Fees in one calendar year shall not carry over to any additional subsequent periods beyond the immediately subsequent calendar year.”

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

4. Payments. Section 4.1 of the Agreement is hereby amended by adding the following to the table set forth in such Section:

2021	[****]
2022	[****]
2023	[****]
2024	[****]

5. Minimum Order Volume; Payments. This Section 5 to this Sixth Amendment shall apply only to and during the period commencing from the Sixth Amendment Effective Date and concluding on December 31, 2024. Absent a subsequent amendment or restatement executed between the parties to the contrary, effective January 1, 2025, Sections 3.9(e)(iv) and 4.1 to the Agreement shall revert to their prior terms without giving effect to this Sixth Amendment and Section 4.1.1 shall expire. Notwithstanding the foregoing, with respect to any Impeding Event that commences on or after the Sixth Amendment Effective Date and prior to January 1, 2025 but has not been resolved by December 31, 2024, Section 5(C) to this Sixth Amendment shall apply.

(A) Section 3.9(e)(iv) of the Agreement is temporarily superseded in its entirety through December 31, 2024 by the following:

3.9(e)(iv). [****].

(B) Section 4.1(a) of the Agreement is temporarily superseded in its entirety through December 31, 2024 by the following:

4.1(a) Annual Exclusivity Payments are payable within ten (10) Business Days following January 1 of each calendar year during the Term, beginning in 2011, for so long as Biomet 3i maintains the exclusive Distribution rights for Implants granted by RTI under this Agreement; provided that (i) any Annual Exclusivity Payment that falls due during an Impeding Event shall be reduced by the adjustments set forth in Section 4.1(a)(1), subject to [****] Section 4.1(a)(2), and payable no later than ten (10) Business Days after the [****] have been determined to the commercially reasonable satisfaction of both parties and any refunds payable by RTI to Biomet 3i pursuant to Section 4.1.1(c)-(d) have been determined and paid in accordance with Section 4.1.1(e), and (ii) any Annual Exclusivity Payment that falls due after Biomet 3i has failed to meet the Minimum Requirements shall not be payable until such failure has been cured by Biomet 3i. In the event that Biomet 3i fails to meet the Minimum Requirements and fails to cure the shortfall in accordance with the cure procedures outlined in this Agreement and, as a result, RTI converts Biomet 3i’s exclusive Distributions rights under this Agreement to non-exclusive rights, then (x) any Annual Exclusivity Payment made

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

by Biomet 3i for the then current calendar year, i.e. the calendar year immediately subsequent to the calendar year in which Biomet 3i failed to meet the Minimum Requirements, shall be refunded to Biomet 3i, (y) Biomet 3i will have no further obligation to pay the Annual Exclusivity Payments to RTI, and (z) Biomet 3i’s obligation to use RTI as its sole source provider pursuant to Section 2.4 shall terminate.

4.1(a)(1) Any Annual Exclusivity Payment that falls due during an Impeding Event shall be adjusted prior to payment as follows:

(i) [****]3

(ii) [****]4.

4.1(a)(2). Within 90 days following the later to occur of [****].

(C) A new Section 4.1.1 shall be temporarily incorporated into the Agreement through December 31, 2024 as follows:

4.1.1.

(a) Notwithstanding anything herein to the contrary, in no event shall the refund amounts [****].

(b) Notwithstanding anything herein to the contrary, with respect to any [****], RTI shall have no obligation to make any [****].

(c) This Section 4.1.1(c), during its applicable period, shall apply in lieu of Section 4.1(b) or (c). Without limiting the indemnification provisions of this Agreement, upon the occurrence of [****].

(d) This Section 4.1.1(d), during its applicable period, shall apply in lieu of Section 4.1(d). Notwithstanding the foregoing, and without limiting the indemnification provisions of this Agreement, in the event that [****]5

(e) RTI shall make any refund payment due to Biomet 3i under subsection 4.1.1(c) above in cash or immediately available funds within ninety (90) days after resolution of the Impeding Event. Any refund payment due to Biomet 3i under subsection 4.1.1(d) above shall be paid by RTI in cash or immediately

[3]	[****]
[4]	[****]
[5]	[****]

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

available funds within fifteen (15) months after the occurrence of the Impeding Event.

(f) RTI shall have the right, not more than once during any 12-month period, to have independent certified public accountants selected by RTI and reasonably acceptable to Biomet 3i inspect Biomet 3i’s books and records pertaining to [****]; provided however, that no inspection shall be permitted (a) for books and records pertaining to calendar years prior to 2017 or (b) for the purpose of re-examining any [****] examined in prior audits. Such inspection shall only occur during regular business hours upon at least 15 Business Days’ prior written notice to Biomet 3i. At Biomet 3i’s request, such independent certified public accountants shall be required to enter into a confidentiality agreement with Biomet 3i in form and substance reasonably acceptable to Biomet 3i. All audits shall be conducted in a manner to minimize the effects of currency exchange rate fluctuations (to the extent permitted by applicable accounting standards and governing Law). Such audit shall be at RTI’s expense, unless such audit reveals an underpayment by Biomet 3i to RTI of more than [****], in which case Biomet 3i shall reimburse the reasonable, out-of-pocket costs of the accountants engaged by RTI to perform such audit, up to a maximum of [****].

(g) Within a commercially reasonable time6 following the commencement of an Impeding Event, Biomet 3i shall provide RTI with [****].

(D) With respect to any Impeding Event that commences on or after the Sixth Amendment Effective Date and prior to January 1, 2025 but has not been resolved by December 31, 2024, (i) the Annual Exclusivity Payment remitted in calendar year 2024 (or otherwise the last-remitted Annual Exclusivity Payment) shall not be subject to an AEP Repayment in 2025 and shall be deemed the “current year Annual Exclusivity Payment received by RTI prior to the Impeding Event” as used in the Agreement, and (ii) the Annual Exclusivity Payment applicable to 2025 shall not be payable except pursuant to the terms of Section 4.1(a) without giving effect to this Sixth Amendment.

[6]	[****]

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

6. Fees for Implants. This Section 6 to this Sixth Amendment shall apply only to and during the period commencing from the Sixth Amendment Effective Date and concluding upon the later to occur of: (1) January 1, 2025; or (2) the date on which Biomet 3i’s exclusive Distribution rights under the Agreement become non-exclusive rights. Upon the later to occur of: (1) January 1, 2025; or (2) the date that Biomet 3i’s exclusive Distribution rights under the Agreement become non-exclusive rights, Section 4.2 shall revert to its prior terms without giving effect to this Sixth Amendment and upon such date the Fees for the remainder of the calendar year in which such date occurs shall [****]. For clarification, the revised Fees shall apply to all orders placed on or after the later of the dates set forth above.

(A) Section 4.2 of the Agreement is hereby amended and replaced in its entirety with the following:

“4.2. Fees for Implants.

(a) Fees for the Implants in effect as of September 1, 2018 [****].

(b) Fees shall be adjusted pursuant to this Section 4.2(b) [****].

(i) The Fee for each Implant (by SKU) other than the Implants included in Annex 6.2 to this Sixth Amendment (each, an “Annex 6.2 Implant”) during each calendar year from 2020 through 2024 shall be equal to [****].

(ii) The Fee for each Annex 6.2 Implant during calendar year 2020 is set forth within Annex 6.2 to this Sixth Amendment. During calendar years 2021 through 2024, the Fee for each Annex 6.2 Implant shall be equal [****].

(c) Prior to the commencement of each new calendar year, [****].

(d) On or prior to March 31 of each calendar year during the Term, Biomet 3i will provide to RTI a written report of [****].”

7. Fee Rebate. Section 4.3 of the Agreement is hereby amended and replaced in its entirety with the following:

“4.3. [****]

8. Audits. A new Section 4.7 shall be added to the Agreement as follows:

“4.7 RTI Financial Audits. RTI shall have the right, not more than once during any 12-month period, to have independent certified public accountants selected by RTI and reasonably acceptable to Biomet 3i inspect Biomet 3i’s books and records pertaining to the 60-month period prior to the inspection date for the sole purpose of verifying the accuracy of the [****], provided however, that no inspection shall be permitted (a) for books and records pertaining to [****] or (b) for the purpose of re-examining any [****] examined in prior audits. Such

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

inspection shall only occur during regular business hours upon at least 15 Business Days’ prior written notice to Biomet 3i. At Biomet 3i’s request, such independent certified public accountants shall be required to enter into a confidentiality agreement with Biomet 3i in form and substance reasonably acceptable to Biomet 3i. All audits shall be conducted in a manner to minimize the effects of currency exchange rate fluctuations (to the extent permitted by applicable accounting standards and governing Law). Such audit shall be at RTI’s expense, unless such audit reveals erroneous calculations that cause an underpayment by Biomet 3i to RTI of more than [****] due to an erroneous calculation of either or both of the [****], in which case Biomet 3i shall reimburse the reasonable, out-of-pocket costs of the accountants engaged by RTI to perform such audit, up to a maximum of [****].”

9. Inventory. Section 5.2 of the Agreement is hereby amended and replaced in its entirety with the following:

“Inventory. [****].

10. Term. Section 12.1 of the Agreement is hereby amended and replaced in its entirety with the following:

“12.1. Term. This Agreement shall become effective on the Effective Date and shall continue in effect until December 31, 2020 (the “Initial Term”). The Initial Term will be renewed automatically thereafter for successive two-year periods provided that Biomet 3i gives RTI written notice of its intent to renew the Agreement at least 365 days prior to the expiration of the Initial Term or the applicable renewal term. The Parties agree that (a) the Minimum Requirements for the first renewal term (January 1, 2021 through December 31, 2022) and the second renewal term (January 1, 2023 to December 31, 2024) shall be calculated as set forth in Section 3 of this Sixth Amendment. Unless otherwise agreed to in writing by both Parties, the Minimum Requirements for the third renewal term (January 1, 2025 to December 31, 2026) will be equal to $[****], and for each subsequent renewal term, will be equal to [****] of the Minimum Requirements for the final calendar year of the prior renewal term. The Parties agree that the Annual Exclusivity Payment for the first renewal term (January 1, 2021 through December 31, 2022) and the second renewal term (January 1, 2023 to December 31, 2024) shall be as set forth in Section 4 of this Sixth Amendment. Unless otherwise agreed to in writing by both Parties, the Annual Exclusivity Payment for the third renewal term (January 1, 2025 to December 31, 2026) will be USD $[****], and for each subsequent renewal term will be equal to [****] of the Annual Exclusivity Payment for the final calendar year of the prior renewal term (i.e., effective January 1, 2025, both the Minimum Requirements and the Annual Exclusivity Payment shall revert to values that would apply without giving any effect to the Sixth Amendment). This Agreement may be terminated before expiration of the Initial Term or any renewal term only by agreement of the Parties or in accordance with Section 12.2. The

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

period from the Effective Date through the date of expiration or termination of this Agreement shall be referred to as the “Term.””

11. Consequences of Termination. Section 12.3(b) of the Agreement is hereby amended and replaced in its entirety with the following:

“(b) Inventory. Upon the expiration or termination of this Agreement, (i) Biomet 3i shall purchase, in accordance with the terms and conditions set forth in this Agreement, the inventory of Implants maintained by RTI pursuant to Section 5.2; provided, however, that Biomet 3i shall have the option, and not the obligation, to purchase such inventory in excess of [****] inventory of the Implants, (ii) at Biomet 3i’s request, RTI shall continue to process and deliver to Biomet 3i all Implants that are the subject of a Firm Order from Biomet 3i as of the date of expiration or termination, and (iii) Biomet 3i shall be permitted to distribute any remaining inventory of the Implants until depleted, including any Implants delivered pursuant to clauses (i) and (ii) above (and for such purpose Biomet 3i’s Distribution’s rights under this Agreement shall continue in effect).”

12. No Waiver. Nothing contained in this Sixth Amendment shall operate, comprise or be construed as a waiver or estoppel of any right, remedy, power, privilege, or condition arising from the Agreement, whether occurring before or after the Sixth Amendment Effective Date. [****].

13. Effect on the Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect. This Sixth Amendment is being effected in accordance with Section 13.4 of the Agreement.

14. Applicable Law. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its choice of law rules.

[Remainder of page intentionally left blank;

Signatures appear on following page]

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, each Party has caused this Sixth Amendment to be executed by its respective duly authorized representative as of the Sixth Amendment Effective Date.

RTI SURGICAL, INC.		BIOMET 3i, LLC

By:	/s/ Olivier Visa	By:	/s/ Indraneel Kanaglekar

Name: Olivier Visa		Name: Indraneel Kanaglekar

Title: Vice President		Title: Vice President

Date:	September 21, 2018	Date:	September 21, 2019

S-1

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ANNEX 6.1

Defined Terms

[****]

[****]7

[****]

[****]

[****]

[****]

[****]8

“Legacy Implant” means any Implant other than a Newly Launched Implant.

[****]

[****]

[****]

[****]

[****]

[****]

“Newly Launched Implant” means, with respect to any Minimum Requirement Adjustment Year, any Implant that is commercially sold by Biomet 3i for the first time during the five-year period expiring on December 31 of the calendar year immediately preceding such Minimum Requirement Adjustment Year.

[****]

[****]

“Qualifying Firm Orders” means, with respect to each calendar year beginning in 2018, all Firm Orders placed by Biomet 3i with a specified delivery date that occurs during such calendar year, but excluding any Firm Orders specifying a delivery date that does not comply with the

[7]	[****]
[8]	[****]

Annex 6.1-1

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

minimum lead times set forth on Exhibit A to the Agreement if such lead times would result in a delivery date that occurs after such calendar year; provided, however, that if Biomet 3i requests expedited or early delivery in any Firm Order and RTI delivers in advance of the minimum lead times as requested by Biomet 3i, then such Firm Order will count towards the calendar year during which the Implants were actually delivered.

[****]

Annex 6.1-2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TOA CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ANNEX 6.2

[****]

Annex 6.2-1